                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       TRANSACT TECHNOLOGIES INCORPORATED
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:.............................
    2) Aggregate number of securities to which transaction applies:................................
    3) Per unit price or other underlying value of transaction computed pursuant to
       Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):............................................
    4) Proposed maximum aggregate value of transaction:............................................
    5) Total fee paid:.............................................................................

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No:
    3)   Filing Party:
    4)   Date Filed:

                      TRANSACT TECHNOLOGIES INCORPORATED
                                  7 LASER LANE
                         WALLINGFORD, CONNECTICUT 06492

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2000

         Notice is hereby given that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of TransAct Technologies Incorporated (the "Company"), a Delaware corporation, will be held on Thursday, May 11, 2000, at 10:00 a.m. Eastern Daylight Savings Time, at The Ramada Plaza Hotel, 275 Research Parkway, Meriden, Connecticut 06450 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect one director to serve until the 2003 Annual Meeting of Shareholders or until his successor has been duly elected and qualified;

         (2) To approve an amendment to the Company's 1996 Stock Plan to increase the number of shares of common stock available for issuance thereunder by 250,000 shares, to an aggregate of 1,150,000 shares;

         (3) To approve an amendment to the Company's Non-Employee Directors' Stock Plan to increase the number of shares of Common Stock available for issuance thereunder by 70,000 shares, to an aggregate of 130,000 shares;

         (4)      To approve the Company's 2000 Employee Stock Purchase Plan;

         (5) To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for 2000; and

         (6) To transact such other business as may legally come before the Annual Meeting.

         Shareholders of record at the close of business on March 31, 2000 are entitled to notice of and to vote at the Annual Meeting. The transfer books will not be closed for the Annual Meeting.


                                    By Order of the Board of Directors,

                                    RICHARD L. COTE
                                    Secretary

Wallingford, Connecticut
April 13, 2000



                             YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE COMPANY REQUESTS THAT YOU FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED.

                       TRANSACT TECHNOLOGIES INCORPORATED
                                  7 LASER LANE
                         WALLINGFORD, CONNECTICUT 06492

                       PROXY STATEMENT FOR ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD ON MAY 11, 2000

         This Proxy Statement is being furnished to the shareholders of TransAct Technologies Incorporated (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held on May 11, 2000, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement, the foregoing Notice of Annual Meeting, the enclosed form of proxy and the Company's 1999 Annual Report to Shareholders are first being mailed or given to shareholders on or about April 13, 2000.

                      SOLICITATION AND REVOCATION OF PROXY

         Any shareholder who executes and returns the enclosed proxy has the power to revoke the same anytime prior to it being voted. The shares represented by the proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it not votable. The proxy is in ballot form so that a specification may be made to grant or withhold authority to vote for the election of a director and to indicate separate approval or disapproval as to the other matters presented to shareholders. All of the proposals will be presented by the Board of Directors. The shares represented by the proxy will be voted for the election of the director named thereon, unless authority to do so is withheld. With respect to the other proposals presented to shareholders by the Board of Directors, the shares represented by the proxy will be voted in accordance with the specifications made. Where a choice is not so specified, the shares represented by the proxy will be voted for the proposals.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Shareholders of record on March 31, 2000 are entitled to cast one vote for each share of common stock held by them on March 31, 2000. There were 5,582,000 shares of common stock issued and outstanding and entitled to vote at the close of business on March 31, 2000. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum to transact business at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information known to the Company regarding the beneficial ownership of the Company's common stock as of March 31, 2000 by: (i) each person known by the Company to own beneficially more than 5% of the Company's issued and outstanding common stock; (ii) each director or nominee for director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table; and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated, each of the persons named in the table has sole voting power and sole investment power with respect to the shares set forth opposite their name.

                                                            SHARES
                                                         BENEFICIALLY      PERCENT OF
NAME OF BENEFICIAL OWNER                                    OWNED           CLASS
------------------------                                 ------------      ----------
Bart C. Shuldman (1) ...............................        252,177           4.3%
Graham Y. Tanaka (2) ...............................        167,948           2.9%
Charles A. Dill (3) ................................        105,671           1.8%
Richard L. Cote (4) ................................         84,046           1.4%
Thomas R. Schwarz (5) ..............................         43,537            *
Michael S. Kumpf (6) ...............................         40,720            *
Lucy H. Staley (7) .................................         38,807            *
David A. Ritchie (8) ...............................         19,905            *
All current directors and executive officers
  as a group (13 persons) (9) ......................        841,430          14.4%

Pequot Capital Management, Inc. (10) ...............        475,400           8.5%
  500 Nyala Farm Road
  Westport, CT 06880

----------
*        Less than 1% of the outstanding Common Stock.

(1) Includes 113,877 shares owned jointly with Mr. Shuldman's spouse, 1,000 shares owned by his spouse in an individual retirement account, 3,200 shares owned by his minor children, 2,500 shares owned by his mother, 57,920 unvested shares of restricted stock of the Company and 73,680 shares subject to options exercisable within 60 days of March 31, 2000 granted under the Company's 1996 Stock Plan.

(2) Includes 9,000 shares subject to options exercisable within 60 days of March 31, 2000 granted under the Company's Non-Employee Directors' Stock Plan and 2,010 shares deemed beneficially owned by Mr. Tanaka for the benefit of his children.

(3) Includes 9,000 shares subject to options exercisable within 60 days of March 31, 2000 granted under the Non-Employee Directors' Stock Plan. Also includes 53,814 shares deemed beneficially owned by Mr. Dill for the benefit of his parents and 1,000 shares owned by his spouse, as to which shares he disclaims beneficial ownership.

(4) Includes 7,960 unvested shares of restricted stock of the Company and 42,300 shares subject to options exercisable within 60 days of March 31, 2000 granted under the 1996 Stock Plan.

(5) Includes 3,000 unvested shares of restricted stock of the Company granted under the 1996 Stock Plan and 9,000 shares subject to options exercisable within 60 days of March 31, 2000 granted under the Non-Employee Directors' Stock Plan. Also includes 1,000 shares deemed to be beneficially owned by Mr. Schwarz in his capacity as trustee of a trust for the benefit of his granddaughter and 1,000 shares beneficially owned by his daughter, as to which shares he disclaims beneficial ownership.

(6) Includes 3,000 unvested shares of restricted stock of the Company and 19,900 shares subject to options exercisable within 60 days of March 31, 2000 granted under the 1996 Stock Plan.

(7) Includes 3,000 unvested shares of restricted stock of the Company and 19,700 shares subject to options exercisable within 60 days of March 31, 2000 granted under the 1996 Stock Plan.

(8) Includes 17,100 shares subject to options exercisable within 60 days of March 31, 2000 granted under the 1996 Stock Plan.

(9) Includes 94,480 unvested shares of restricted stock of the Company and 252,980 shares subject to options exercisable within 60 days of March 31, 2000 granted under the 1996 Stock Plan and Non-Employee Directors' Stock Plan.

(10) Based on information provided in Schedule 13G filed with the Securities and Exchange Commission on February 10, 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's common stock to file with the Securities and Exchange Commission and the Nasdaq National Market reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company and to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, or written representations that no other reports were required for those persons, the Company believes that, during the fiscal year ended December 31, 1999, all such reports were timely filed, except that two Forms 4 for Graham Tanaka, each reporting one transaction, were filed late.


                             1. ELECTION OF DIRECTOR

         The Board of Directors currently consists of six directors and is divided into three classes. Five of the directors are elected by the holders of the Company's common stock to serve three year terms. The sixth director is appointed by the holders of the Company's Series B Preferred Stock.

         At the Annual Meeting, one person is to be elected to hold office as a director until the 2003 Annual Meeting of Shareholders or until his successor is duly elected and qualified. In the absence of instructions to the contrary, the persons named in the accompanying proxy will vote such proxy "FOR" the election of the nominee named below. Should the nominee become unavailable, which is not anticipated, it is intended that proxies will be voted for the election of such other person as the Board of Directors may recommend in place of such nominee.

INFORMATION CONCERNING NOMINEE FOR ELECTION AS DIRECTOR

         Charles A. Dill, 60, has been a director of the Company since its formation in June 1996. Mr. Dill has been a General Partner of Gateway Associates, a venture capital firm, since 1996. From 1991 to 1995, Mr. Dill served as President, Chief Executive Officer and a director of Bridge Information Systems, Inc. Mr. Dill currently serves as a director of Zoltek Companies, Stifel Financial Corp., Tanaka Funds, Inc. and DT Industries.

VOTE REQUIRED

         The election of Charles A. Dill as a director of the Company requires the affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares and broker non-votes with respect to the election of directors will be included in determining the presence of a quorum at the Annual Meeting but will not be included in determining whether the nominee has received the vote of such plurality.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF CHARLES A. DILL AS A DIRECTOR OF THE COMPANY.

INFORMATION CONCERNING DIRECTOR APPOINTED BY HOLDERS OF SERIES B PREFERRED STOCK

         Jeffery T. Leeds,44, will be appointed a director of the Company in April 2000. Mr. Leeds has been a principal of Advance Capital Management L.L.C, a private investment firm, since November 1995. He has also been a principal of Leeds Associates L.L.C., a private investment firm, since April 1999, and has served a President of Leeds Group Inc., an investment banking firm, since January 1993. Mr. Leeds serves on the Board of Directors of Edison Schools Inc., RealPage, Inc., Elsinore Corporation and several non-profit organizations, including the Cooper-Hewitt, National Design Museum in New York.

INFORMATION CONCERNING DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2001 ANNUAL MEETING

         Graham Y. Tanaka, 52, has been a director of the Company since its formation in June 1996. Mr. Tanaka has been President of Tanaka Capital Management, Inc., an investment management firm, since 1986. From 1989 until 1996, Mr. Tanaka was a limited partner of McFarland Dewey & Co., a financial advisor to the Company and Tridex. He is a director of Tridex.

         Richard L. Cote, 58, has been Executive Vice President, Chief Financial Officer, Treasurer, Secretary and a director of the Company since its formation in June 1996. Prior thereto, he served as Senior Vice President and Chief Financial Officer of Tridex from September 1993 to June 1996 and as Vice President of Tridex from June 1993 to September 1993. From October 1991 to March 1993, he was a self-employed management consultant. Previously, Mr. Cote held management positions with Wang Laboratories, Inc., Emhart Corporation, Xerox Corporation and Price Waterhouse LLP.

INFORMATION CONCERNING DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2002 ANNUAL MEETING

         Thomas R. Schwarz, 63, Chairman of the Board, has been a director of the Company since its formation in June 1996. Mr. Schwarz was Chairman and Chief Executive Officer of Grossman's Inc., a retailer of building materials, from 1990 until his retirement in 1994. From 1980 to 1990, he was President, Chief Operating Officer and a director of Dunkin' Donuts Incorporated, a food service company. Mr. Schwarz is a director of Tridex Corporation ("Tridex"), Foilmark, Inc., Tanaka Funds, Inc., Lebhar-Friedman Publishing Company and Yorkshire Restaurants.

         Bart C. Shuldman, 42, has been Chief Executive Officer, President and a director of the Company since its formation in June 1996. Previously, Mr. Shuldman was Vice President of Sales and Marketing of Magnetec Corporation, a former subsidiary of Tridex, from April 1993 to August 1993, and served as President of Magnetec and later the combined operations of Magnetec and Ithaca Peripherals Incorporated, another former Tridex subsidiary, from August 1993 to June 1996. Prior to joining Magnetec, he held several management positions with Mars Electronics International, a division of Mars, Incorporated, from 1989 to 1993, including serving as Business Manager for the North American Amusement, Gaming and Lottery operations. From 1979 to 1989, he held manufacturing and sales management positions with General Electric Company.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During the year ended December 31, 1999, the Board of Directors held ten meetings. Each director attended all meetings of the Board of Directors and of the committees of the Board of Directors on which such director served.

         The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating Committee.

         The Audit Committee is currently comprised of Messrs. Thomas R. Schwarz, Graham Y. Tanaka and Charles A. Dill, with Mr. Dill serving as Chairman. The functions of the Audit Committee are to recommend the firm to be appointed as independent accountants to audit the Company's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent accountants, review with management and the independent accountants the Company's year-end operating results, consider the adequacy of the Company's internal accounting and control procedures, review the non-audit services to be performed by the independent accountants and consider the effect of such performance on the accountants' independence, as well as such other matters relating to the Company's financial and accounting practices as the Audit Committee deems appropriate. The Audit Committee met twice during 1999.

         The Compensation Committee is currently comprised of Messrs. Thomas R. Schwarz, Graham Y. Tanaka and Charles A. Dill, with Mr. Schwarz serving as Chairman. The Compensation Committee is responsible for reviewing and recommending the compensation arrangements for all directors and officers of the Company, approving such arrangements for other senior level employees and administering and taking such other action as may be required in connection with certain compensation plans of the Company. The Compensation Committee met twice during 1999.

         The Nominating Committee consists of the full Board of Directors, with Mr. Tanaka as Chairman. The Nominating Committee is responsible for recommending to the Board of Directors nominees for election to the Board. The Nominating Committee will also consider nominees recommended by shareholders in accordance with proper nomination procedures specified in the Company's By-laws. The Nominating Committee did not meet during 1999.

COMPENSATION OF DIRECTORS

         During the year ended December 31, 1999, each outside director of the Company received as compensation for services rendered and expenses incurred (i) $2,000 for each fiscal quarter served as director, (ii) $750 for each Board of Directors meeting attended, (iii) $300 for each Board of Directors committee meeting attended, and (iv) $250 for each telephonic meeting. Chairs of committees received $600 for each committee meeting. The Chairman also received as compensation $7,500 for each fiscal quarter served as Chairman.

         Pursuant to the terms of the Company's Non-Employee Directors' Stock Plan (the "Directors' Plan"), each director who is not an employee of the Company receives an annual grant of non-qualified options to purchase 2,500 shares of common stock. In addition, each non-employee director also receives a non-qualified option to purchase 5,000 shares of common stock upon his or her initial election to the Board of Directors. Each option is granted at an exercise price equal to 100% of the fair market value of the common stock on the date of grant, expires ten years from the date of grant, and becomes exercisable at a rate of 20% per year on the first through fifth anniversaries of the date of grant. In the event of a change-in-control, stock options awarded under the Directors' Plan not previously exercisable shall become fully exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to a promissory note dated February 23, 1999, the Company loaned Bart C. Shuldman, the Chief Executive Officer, President and a director of the Company, $330,000 to fund his purchase of 104,000 shares of the Company's common stock. Mr. Shuldman pledged the 104,000 shares purchased with the loan proceeds and 50,000 additional shares of the Company's common stock as security for the promissory note. The principal and any unpaid interest under the note is due in a balloon payment five years after the date of execution of the note. The interest rate on the note will be calculated based on the Company's average variable lending rate under its primary credit facility for each of its fiscal years. Interest payments will be payable in arrears by Mr. Shuldman shortly after the close of each of the fiscal years.

                             EXECUTIVE COMPENSATION

         The following tables set forth information concerning the compensation earned by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers in 1999:

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM COMPENSATION
                                                                                       -------------------------
                                                                                                AWARDS
                                                                                       -------------------------         ALL
                                                            ANNUAL COMPENSATION        RESTRICTED     SECURITIES        OTHER
                                                          ------------------------        STOCK       UNDERLYING       COMPEN-
                                              FISCAL      SALARY(1)       BONUS(2)      AWARDS(3)     OPTIONS(4)      SATION (5)
NAME AND PRINCIPAL POSITIONS                   YEAR          ($)            ($)            ($)            (#)             ($)
----------------------------                  ------      ---------       --------     ----------     ----------      ----------
Bart C. Shuldman ......................        1999        245,000         10,000           --           25,000          6,653
  President and Chief Executive Officer        1998        245,000           --          228,125         25,000          6,159
                                               1997        210,000         67,200        566,125         70,000          4,137

Richard L. Cote .......................        1999        170,000           --             --             --            9,382
  Executive Vice President, Chief              1998        170,000           --             --           45,000          8,768
  Financial Officer, Treasurer and             1997        160,000         44,800        143,875         17,500          3,800
  Secretary


David A. Ritchie (6) ..................        1999        120,000         49,377           --             --            5,322
  Executive Vice President -- Sales            1998        118,333         32,178           --           24,500          4,794
                                               1997        105,000         69,792         35,625         10,000          2,019

Michael S. Kumpf ......................        1999        130,686           --             --             --            5,170
  Senior Vice President -- Engineering         1998        129,913           --             --           22,500          4,395
  (Ithaca, NY facility)                        1997        125,050         10,995         59,375          2,000          3,345


Lucy H. Staley ........................        1999        127,258           --             --             --            4,279
  Senior Vice President -- General             1998        126,505           --             --           22,500          4,395
  Manager (Ithaca, NY facility)                1997        121,770         10,707         59,375          2,000          3,384

(1) Neither the Chief Executive Officer nor any of the other executive officers named in the table received perquisites or other personal benefits in an amount which exceeded 10% of their salary plus bonus during any fiscal year.

(2) The bonus amounts were paid pursuant to the Company's Incentive Compensation Plan, except that the bonus paid to Mr. Shuldman in 1999 was a special bonus and the bonuses paid to Mr. Ritchie represent commissions on sales by the Company.

(3) All restricted stock awards were granted under the Company's 1996 Stock Plan. The value of the restricted stock awards is based on the closing market price of the Company's common stock on the date of grant. At the end of fiscal year 1999, the number of shares of common stock subject to restricted awards and the value of such shares, based on the closing price of the Company's common stock on such date, were as follows: Mr.
         Shuldman: 57,920 shares and $438,020; Mr. Cote: 7,960 shares and $60,198; Mr. Ritchie: 3,800 shares and $28,738; Mr. Kumpf: 3,000 shares and $22,688; and Ms. Staley: 3,000 shares and $22,688. All grants of shares of restricted stock vest in five equal installments beginning on the first anniversary of the date of grant, except with respect to 50,000 shares awarded to Mr. Shuldman and 4,000 shares awarded to Mr. Cote, which vest 100% at the end of five years from the date of grant. Currently, no dividends may be paid on shares of the Company's common stock.

(4)      All options were granted under the Company's 1996 Stock Plan.

(5) For all the executive officers named in the table, these amounts consist of Company contributions under the Company's 401(k) Plan and other benefits, such as life insurance.

(6)      Mr. Ritchie resigned as Executive Vice President - Sales in February
         2000.

                                             OPTION GRANTS IN 1999
                                                                                        POTENTIAL REALIZABLE
                                               INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                        -------------------------------------------------------------   ANNUAL RATE OF STOCK
                           NUMBER OF        PERCENT OF TOTAL                             PRICE APPRECIATION
                        SECURITIES UNDER-  OPTIONS GRANTED TO   EXERCISE                 FOR OPTION TERM(2)
                         LYING OPTIONS      EMPLOYEES IN THE      PRICE    EXPIRATION   --------------------
NAME                    GRANTED (#) (1)        FISCAL YEAR      ($/SHARE)     DATE         5%         10%
-----------             -----------------  ------------------   ---------  ----------   --------   ---------
Bart C. Shuldman....         25,000               23.9%         $6.25       8/24/09      $98,250   $249,000

----------
(1) All options were granted under the Company's 1996 Stock Plan. In general, options granted under the 1996 Plan have an exercise price equal to 100% of the fair market value of the common stock on the date of grant, expire ten years from the date of grant, and become exercisable at a rate of 20% per year on the first through fifth anniversaries of the date of grant. In the event of a change-in-control of the Company, stock options awarded under the 1996 Stock Plan not previously exercisable shall become fully exercisable.

(2) The potential realizable value portion of the foregoing table illustrates the value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compared rates of appreciation on the Company's common stock over the term of the options. This hypothetical value is based entirely on assumed annual growth rates of 5% and 10% in the value of the Company's stock price over the term of the options. The assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, non-transferability or vesting over various periods.


             AGGREGATED OPTION EXERCISES IN 1999 AND FISCAL YEAR-END
                                  OPTION VALUES

                                                          NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED            IN-THE-MONEY
                              SHARES          VALUE            OPTIONS AT                   OPTIONS AT
                            ACQUIRED ON     REALIZED       FISCAL YEAR-END (#)          FISCAL YEAR-END ($)
NAME                       EXERCISE (#)        ($)      EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                       ------------     --------    -------------------------    -------------------------
Bart C. Shuldman....            0              0            64,680 / 108,120             $     0 / $32,813
Richard L. Cote.....            0              0            35,800 /  59,700              15,750 /  63,000
David A. Ritchie....            0              0            16,100 /  30,400               9,844 /  39,375
Michael S. Kumpf....            0              0            17,500 /  28,000              10,631 /  42,525
Lucy H. Staley......            0              0            17,300 /  27,200               9,844 /  39,375

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         Under the terms of an Employment Agreement dated July 31, 1996 between Bart C. Shuldman and the Company, Mr. Shuldman serves as President and Chief Executive Officer at the pleasure of the Board of Directors. If Mr. Shuldman's employment is terminated other than for cause, Mr. Shuldman shall be entitled to continue to receive (i) his annual base salary and all other benefits for a period of two years from the date of termination and (ii) a pro rata portion of his annual target bonus amount for the year of termination. If Mr. Shuldman's employment is terminated other than for cause, or if Mr. Shuldman resigns for specified reasons, within one year of a change-in-control of the Company, Mr. Shuldman shall be entitled to continue to receive his annual base salary, annual target bonus and all benefits for a period of three years from the date of termination. In addition, the Company shall cause the immediate vesting of all stock options granted to Mr. Shuldman under the 1996 Stock Plan. Mr. Shuldman's annual base salary was $245,000 for the fiscal year ended December 31, 1999 and has been increased to $270,000 for fiscal 2000.

         Under the terms of an Employment Agreement dated July 31, 1996 between Richard L. Cote and the Company, Mr. Cote serves as Executive Vice President and Chief Financial Officer. If Mr. Cote's employment is terminated other than for cause, Mr. Cote shall be entitled to continue to receive his annual base salary, a pro rata portion of the annual target bonus for the year of termination and all benefits for one year from the date of termination. If Mr. Cote's employment is terminated other than for cause, or if Mr. Cote resigns for specified reasons, within one year of a change-in-control of the Company, Mr. Cote shall be entitled to continue to receive his annual base salary, annual target bonus and all benefits for a period of two years from the date of termination. In addition, the Company shall cause the immediate vesting of all options granted to Mr. Cote under the 1996 Stock Plan. Mr. Cote's annual base salary was $170,000 for the fiscal year ended December 31, 1999 and has been increased to $180,000 for fiscal 2000.

         Under the terms of Severance Agreements between the Company and each of David A. Ritchie, Michael S. Kumpf and Lucy H. Staley, dated July 1, 1997, September 4, 1996, and September 4, 1996, respectively, if Messrs. Ritchie's, Kumpf's or Ms. Staley's employment is terminated other than for cause, each executive shall be entitled to continue to receive, for six months following the date of termination, the annual base salary, a pro rata portion of the annual target bonus for the year of termination and all benefits which would otherwise have been payable to each of them. If the employment of Messrs. Ritchie, Kumpf or Ms. Staley is terminated other than for cause, or if they resign for specified reasons, within one year of a change-in-control of the Company, each shall be entitled to continue to receive his or her annual base salary, annual target bonus and all benefits for a period of one year from the date of termination. In addition, the Company shall cause the immediate vesting of all stock options granted under the 1996 Stock Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee, which is comprised of non-employee directors of the Company, is responsible for administering the Company's executive compensation policies. In connection with such responsibilities, the Compensation Committee establishes the general compensation policies for the Company, approves the hiring and firing of all executive officers and any staff reporting directly to the Chief Executive Officer of the Company and approves the compensation plans and specific compensation levels for all executive officers and any staff reporting directly to the Chief Executive Officer of the Company. The Compensation Committee also approves the issuance of all awards to employees of the Company and its subsidiaries under the Company's 1996 Stock Plan.

Compensation Policies and Goals

         The primary goals of the Company's compensation policies are to attract, retain, motivate and reward management of the Company and its operating units, while, at the same time, aligning their interests closely with those of the Company and its shareholders. The Company seeks to attract and retain management by offering a competitive total compensation package. To align the interests of management more closely with those of the Company as a whole and reward individual initiative and effort, the Company seeks to promote performance-based compensation where contribution to the Company as a whole is rewarded. Through the use of performance-based plans that reward attainment of operating unit or Company goals, the Company seeks to foster an attitude of teamwork. The Company also believes that the use of equity ownership is an important tool to ensure that the efforts of management are consistent with the objectives of its shareholders and seeks to promote increased ownership by management of the Company through the use of stock awards.

         The Compensation Committee has tried to achieve the above goals utilizing publicly available information regarding competitive compensation. The Compensation Committee utilizes an independent consultant to ensure that compensation for the Company's management is competitive, meets the above-stated objectives and is consistent for all members of management of the Company and its operating units.

Compensation Components

         At present, the compensation of the executive officers of the Company consists of a combination of salary, cash bonuses, stock options, restricted stock and participation in the Company's 401(k) plan, as well as the provision of medical and other personal benefits typically offered to corporate executives. The executive officers of the Company are parties to agreements which provide for severance payments under certain circumstances. These agreements for the executive officers listed in the Summary Compensation Table are described above under "Employment Contracts, Termination of Employment and Change-In-Control Arrangements."

         Salaries: At January 1, 1999, base salaries were fixed for the subsequent twelve months based on the Compensation Committee's assessment of competitive base salaries. The Compensation Committee targets the Chief Executive Officer's salary at the mean of that for the Company's peer group. For 1999, Bart C. Shuldman, President and Chief Executive Officer of the Company, earned an annual base salary of $245,000. Mr. Shuldman's base salary has been increased to $270,000 for 2000.

         Cash Bonuses: The Company generally maintains an incentive compensation plan for all salaried employees of the Company and its operating units, including key executives, which provides for the payment of cash bonuses. Under the plan, the Board of Directors fixes an incentive target, as well as individual goals and objectives, for each employee at the beginning of the year and bonuses are paid shortly after the end of the year. The Board of Directors did not establish an annual incentive compensation plan for 1999; however, a special bonus of $10,000 was paid to Mr. Shuldman for 1999. The Board of Directors has established an incentive compensation plan for cash bonuses which may be earned during 2000.

         Stock Awards: Under the Company's 1996 Stock Plan, stock options and restricted stock are granted by the Compensation Committee. All salaried employees are granted an initial award of stock options on their date of hiring for a fixed number of shares depending on their level, which vests over five years. In each year following the initial award, eligible employees may be granted an annual award in varying amounts depending on their level and individual performance. During 1999, a total of 25,000 stock options were granted to executive officers of the Company, all of which were granted to Mr. Shuldman.

         Other Benefit Plans: Executive officers of the Company may participate in the Company's nondiscriminatory 401(k) Retirement Plan.

                                         COMPENSATION COMMITTEE

                                         Thomas R. Schwarz, Chairman
                                         Graham Y. Tanaka
                                         Charles A. Dill

                           CORPORATE PERFORMANCE GRAPH

         The following graph compares the cumulative total return on the Company's common stock from August 22, 1996, the effective date of its initial public offering, through December 31, 1999, with the CRSP Total Return Index for the Nasdaq Stock Market (US) and the Nasdaq Computer Manufacturer Stocks. The graph assumes that $100 was invested on August 22, 1996 in each of the Company's common stock, the CRSP Total Return Index for the Nasdaq Stock Market (US) and the Nasdaq Computer Manufacturer Stocks and that all dividends were reinvested.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                TRANSACT TECHNOLOGIES INCORPORATED COMMON STOCK,
          THE CRSP TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKET (US),
                   AND THE NASDAQ COMPUTER MANUFACTURER STOCKS

[BAR CHART]

                                                    8/22/96   12/31/96   12/31/97   12/31/98   12/31/99
                                                    -------   --------   --------   --------   --------
TransAct Technologies Incorporated Common Stock    $ 100.00   $ 122.06   $ 130.88   $  38.97   $  88.97
CRSP Total Return Index for the Nasdaq ........    $ 100.00   $ 112.69   $ 138.34   $ 194.14   $ 351.49
     Stock Market (US)
Nasdaq Computer Manufacturer Stocks ...........    $ 100.00   $ 117.96   $ 142.69   $ 309.88   $ 657.50

                         2. AMENDMENT OF 1996 STOCK PLAN

         The Board of Directors has unanimously adopted and recommends that the shareholders consider and approve an amendment to the 1996 Stock Plan to increase the number of shares of common stock which may be subject to awards granted under the 1996 Stock Plan.

         The purpose of the 1996 Stock Plan is to provide a way for the Company to attract and retain the best available talent and encourage the highest level of performance by employees and other persons who perform services for the Company. By affording eligible persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company's business, the 1966 Stock Plan is expected to serve the best interests of the Company and its shareholders.

         The 1996 Stock Plan authorizes the issuance of up to 900,000 shares of common stock pursuant to awards granted under the 1996 Stock Plan. As of March 31, 2000, 115,000 shares of common stock have been issued pursuant to the grant of restricted stock awards and 18,300 shares of common stock have been issued pursuant to the exercise of options granted under the 1996 Stock Plan. In addition, options to purchase an additional 751,980 shares have been granted and were outstanding under the 1996 Stock Plan. Therefore, only 14,720 shares were available for future grant under the 1996 Stock Plan.

         To assure that sufficient shares are available to provide incentives to those employees, directors, officers and consultants of the Company and any subsidiaries who will be responsible for the Company's future growth and continued success, and to attract new employees, the Board of Directors has adopted the amendment to the 1996 Stock Plan. The amendment increases by 250,000 shares, to 1,150,000 shares, the number of shares of common stock which may be issued pursuant to awards granted under the 1996 Stock Plan.

         A discussion of the material features of the 1996 Stock Plan follows, which discussion is subject to and qualified by the complete text of the 1996 Stock Plan.

ADMINISTRATION

         The 1996 Stock Plan is administered by the Compensation Committee of the Board of Directors of the Company. Among other things, the Compensation Committee has the authority to determine employees and other persons to whom options and other awards will be granted, whether options will be designated as incentive stock options or non-qualified options, to determine the terms of any option agreement or other award, to interpret the 1996 Stock Plan, to prescribe, amend and rescind rules and regulations, and to make all other determinations in connection with the 1966 Stock Plan.

ELIGIBILITY

         Awards will be limited to officers and key employees of the Company and its subsidiaries, and except in the case of incentive stock options, any other non-employees who may provide services to the Company or its subsidiaries (all such eligible individuals are hereinafter referred to as "employees"). The Compensation Committee will base its selection of award recipients, and its determination of the number of shares or units to be covered by each award, on the employee's duties, his or her present and potential contributions to the Company's success and such other factors as the Compensation Committee deems relevant in connection with accomplishing the purposes of the 1996 Stock Plan. A director of the Company or of a subsidiary who is not also an employee of the Company will not be eligible to participate in the 1996 Stock Plan. As of March 31, 2000, approximately 102 persons were eligible to participate in the 1996 Stock Plan. The selection of participants in, and the nature and size of grants under, the 1996 Stock Plan are wholly within the discretion of the Compensation Committee.

         The table below shows the number of awards granted and outstanding under the 1996 Stock Plan to the persons or groups listed in such table from its inception through March 31, 2000.

                                                                                NUMBER           SHARES OF
NAME AND PRINCIPAL POSITIONS                                                  OF OPTIONS      RESTRICTED STOCK
----------------------------                                                  ----------      ----------------
Bart C. Shuldman....................................................            172,800            63,200
   President and Chief Executive Officer

Richard L. Cote.....................................................             95,500            10,600
   Executive Vice President, Chief Financial Officer, Treasurer and
   Secretary

David A. Ritchie....................................................             17,100             1,200
   Executive Vice President - Sales

Lucy H. Staley......................................................             44,500             5,000
   Senior Vice President - General Manager (Ithaca, NY facility)

Michael S. Kumpf....................................................             45,500             5,000
   Senior Vice President - Engineering (Ithaca, NY facility)

All current executive officers as a group...........................            526,400           110,000

All current directors who are not executive officers, as a group....                  0             5,000

All current employees, excluding executive officers, as a group.....            225,580                 0

AWARDS UNDER THE 1996 STOCK PLAN

         Awards under the 1996 Stock Plan may be granted in the form of incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("Non-Qualified Stock Options") (unless otherwise indicated, references herein to "Options" include both Incentive Stock Options and Non-Qualified Stock Options), stock appreciation rights accompanying Options or granted separately ("Rights"), limited stock appreciation rights accompanying Options ("Limited Rights"), restricted shares ("Restricted Shares"), or restricted units that entitle the holder thereof to acquire shares ("Restricted Units"). Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with, in replacement of, or as alternatives to, awards or grants under any other employee plan maintained by the Company and its present and future subsidiaries.

Options

         Options will have terms determined by the Compensation Committee, but no Incentive Stock Option may be granted after July 30, 2006, or have a term exceeding ten years from the date of the grant (five years in the case of an Incentive Stock Option granted to an employee holding 10% or more of the voting stock of the Company). Options will become vested and exercisable at such times, in installments or otherwise, as determined by the Compensation Committee and set forth in a written agreement evidencing the grant of Options. The Compensation Committee may accelerate the exercisability of any Option at any time. In addition, the Compensation Committee may provide in any option agreement that the Option shall become immediately exercisable in full as to all shares of common stock remaining subject to the Option upon certain changes in control. See "Change in Control" below.

         The option price will be determined by the Compensation Committee, but in the case of an Incentive Stock Option, the option price will not be less than 100% of the fair market value of the common stock (110% of the fair market value in the case of an Incentive Stock Option granted to an employee holding 10% or more of the voting stock of the Company) on the date on which the Option is granted. Fair market value means the closing price of the common stock as quoted by the Nasdaq National Market System for the date on which the Option is granted, or if there are no sales on such date, on the next preceding day on which there were sales (the "Market Value").

         An Option can be exercised by paying the option price either in cash, which may be paid by check or other instrument acceptable to the Company, or subject to the approval of the Compensation Committee, in already owned shares of common stock, or both. Already owned shares of common stock shall be valued at the Market Value on the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales. The option price may also be paid by surrendering any outstanding awards under the 1996 Stock Plan, or a portion of the shares of common stock that otherwise would be distributed upon exercise of the Option. In addition, any amount necessary to satisfy applicable Federal, state or local tax requirements shall be paid promptly upon notification of the amount due.

         The Compensation Committee may, in lieu of delivering all or a portion of the shares of common stock as to which an Option has been exercised, pay the employee the appreciation value in cash or in shares of common stock or, in the case of a Non-Qualified Stock Option, defer payment and credit the amount of the appreciation value to the account of the employee on the Company's books and (i) treat the amount credited to such account as if it had been invested in the manner from time to time determined by the Compensation Committee, with dividends or other income thereon being deemed to have been so reinvested, or
(ii) for the Company's convenience, contribute the amount credited to such account to a trust, which may be revocable by the Company, that would invest for the participants in a manner determined by the Compensation Committee and set forth in the instrument creating such trust.

Rights

         A Right may be awarded in connection with any Option granted under the 1996 Stock Plan, either at the time of grant or subsequently until any time prior to the exercise, termination or expiration of the Option ("Tandem Right"). A Tandem Right will be subject, in general, to the same terms and conditions as the related Option and shall be exercisable only to the extent the Option is exercisable. A right may also be awarded separately (a "Free-Standing Right"). The term of each Free-Standing Right shall be determined by the Compensation Committee. Free-Standing Rights will become vested and exercisable at such times, in installments or otherwise, as determined by the Compensation Committee and set forth in a written agreement evidencing the grant of the Free-Standing Right. The Compensation Committee may accelerate the exercisability of any Free-Standing Right at any time. In addition, the Compensation Committee may provide in any agreement covering a Free-Standing Right that the Free-Standing Right shall become immediately exercisable in full upon certain changes in control. See "Change in Control" below. The price per share specified in a Free-Standing Right will not be less than the closing price of the common stock averaged over a period determined by the Compensation Committee not exceeding 30 days and ending on the date of the grant.

         Upon exercise of a Right (subject in the case of a Tandem Right to the surrender of the unexercised related Option or a portion thereof), the holder will be entitled to receive cash, shares of common stock or such combination thereof as the holder may elect, in an amount equal to the excess of the Market Value of the common stock over the option price or the price specified in the Right with respect to which the Right is exercised. An officer or director of the Company may be restricted from exercising a Right for cash in certain circumstances. The Compensation Committee shall have sole discretion as to the timing of such payments, whether in one lump sum or in annual installments or otherwise deferred. If neither the Right nor (in the case of a Tandem Right) the related Option is exercised within the period of exercisability, the Right will be deemed exercised at the end of such period, and an appropriate payment will be made to the employee in cash.

         The 1996 Stock Plan authorizes the Compensation Committee to grant Limited Rights with respect to all or any portion of the shares of common stock covered by Options. Limited Rights may be exercised only during the 90 days immediately following an occurrence of certain events involving a change in control of the Company, but may not be exercised by an officer or director of the Company within six months following the date of grant. See "Change in Control" below. Limited Rights are exercisable only if, and to the extent that, the related Option is exercisable and, in the case of a Limited Right granted in respect of an Incentive Stock Option, only when the Market Value per share of the common stock exceeds the option price per share. Upon exercise, the holder of Limited Rights will receive for each share for which a Limited Right is exercised an amount in cash equal to the excess, if any, of (A) the greater of (x) a per share price determined by reference to the change in control event, and (y) the highest Market Value of a share of common stock during the 90-day period ending on the date the Limited Right is exercised, over (B) the exercise price per share of the Option to which the Limited Right relates.

         When Rights or Limited Rights are exercised, the Option to which they relate will cease to be exercisable to the extent of the number of shares with respect to which the Rights or Limited Rights are exercised, but will be deemed to have been exercised for purposes of determining the number of shares available for the grant of further awards under the 1996 Stock Plan.

Restricted Shares and Units

         Awards of Restricted Shares or Restricted Units may be made in lieu of or in addition to awards of Options, Rights and Limited Rights under the 1966 Stock Plan. At the time an award of Restricted Shares or Restricted Units is made, the Compensation Committee will establish a period of time (the "Award Period") applicable to such award. Awards may provide for the incremental lapse or termination of restrictions during the Award Period or for an accelerated termination of the Award Period on certain conditions, including an event involving a change in control of the Company. See "Change in Control" below. The Compensation Committee may also, in its discretion, shorten or terminate the Award Period or waive any conditions for the lapse or termination of restrictions with respect to all or any of the Restricted Shares or Restricted Units.

         At the time an award of Restricted Shares is made, a certificate for the number of Restricted Shares will be issued in the name of the employee without the payment of any cash consideration by the employee, but the certificate will be held in custody by the Company for the employee's account. The shares of common stock evidenced by such certificate may not be sold, transferred, otherwise disposed of or pledged prior to the termination of the Award Period. The Compensation Committee, in its sole discretion, will determine whether cash and stock dividends with respect to Restricted Shares will be paid currently to the employee or withheld for the employee's account and whether and on what terms dividends withheld may bear interest. Subject to the foregoing restrictions, the employee will have, commencing on the date of grant, all rights and privileges of a shareholder as to such shares of common stock.

         With respect to Restricted Units, no shares of common stock will actually be issued to an employee at the time an award of Restricted Units is made. Rather, the Company will establish a separate account for the employee and will record in such account the number of Restricted Units awarded to the employee. The Compensation Committee, in its sole discretion, will determine whether to credit to the account of, or to pay currently to, each recipient of Restricted Units amounts equal to any cash or stock dividend paid with respect to the common stock ("Dividend Equivalents"). The employee will be entitled to receive, on the termination of the Award Period, one share of common stock for each Restricted Unit with respect to which the restrictions have lapsed then credited to the recipient's account (or, at the discretion of the Compensation Committee, cash in lieu thereof) plus cash equal to the Dividend Equivalent credits with respect to each such vested Restricted Unit and any interest thereon. An employee will be entitled upon a change in control event to a payment in cash, common stock, or a combination thereof, as determined by the Compensation Committee, equal to the product of the number of vested Restricted Units credited to the account of such employee multiplied by the greater of (x) the highest Market Value of common stock during a 90-day period selected by the Compensation Committee ending before 90 days after the change in control event, and (y) a per share price determined by reference to the change in control event. See "Change in Control" below. The Compensation Committee may, upon the recipient's request, permit deferral of payment of vested Restricted Units and Dividend Equivalents.

TERMINATION OF EMPLOYMENT

         Upon any termination of employment of an employee for cause, all Options, Rights and Limited Rights held by the employee under the 1966 Stock Plan will terminate to the extent not theretofore exercised. Unless the Compensation Committee determines otherwise, and subject to such restrictions as may be imposed by the Code in the case of any Incentive Stock Option, if employment is otherwise terminated, except by reason of death or total disability, an Option, Right or Limited Right may be exercised at any time within three months (or, in the case of retirement on or after age 55, within one year) after such termination to the extent the employee was entitled to do so at the date of termination of employment, but in no event later than the date on which the Option, Right or Limited Right terminates. Subject to such restrictions as may be imposed by the Code in the case of any Incentive Stock Option, in the case of the death or total disability of an employee while employed or during such three-month or one-year period following termination of employment (other than for cause), the employee, the employee's legal guardian (unless such exercise would disqualify an Option as an Incentive Stock Option), or the employee's legatees, distributees or personal representatives, whichever is applicable, may exercise an Option, Right or Limited Right to the extent the employee was entitled to do so at the termination of employment, but in any case within a period of one year after the employee's death or total disability as to all shares remaining subject to the Option, Right or Limited Right and in no event later than the date on which the Option, Right or Limited Right terminates.

         Unless the Compensation Committee determines otherwise, an employee will forfeit all rights in Restricted Shares and Restricted Units upon termination of employment for any reason, other than death or total disability, prior to the expiration or termination of the Award Period and the satisfaction of any other conditions prescribed by the Compensation Committee. In the case of the death or total disability of an employee, all restrictions on Restricted Shares or Restricted Units will immediately lapse.

NON-TRANSFERABILITY

         Options, Rights and Limited Rights will not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the employee's lifetime only by the employee or the employee's guardian or legal representative (unless exercise would disqualify an Option as an Incentive Stock Option). Restricted Shares and Restricted Units may not be sold, transferred, otherwise disposed of or pledged prior to the termination of the Award Period.

CHANGE IN CONTROL

         For purposes of the 1966 Stock Plan, a change in control event means
(i) the first purchase of shares of common stock pursuant to a tender offer or exchange offer (other than an offer by the Company or any of its subsidiaries) for all, or any part of, the common stock (an "Offer"), (ii) a change in control of the Company (as defined below), (iii) approval by the Company's shareholders of a merger in which the Company does not survive as an independent, publicly-owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all the Company's assets, or (iv) a change in the composition of the Board of Directors during any period of two consecutive years such that individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. A "change in control" is deemed to occur at the time of any acquisition of voting securities of the Company by any person or group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), but excluding (i) the Company or any of its subsidiaries, (ii) any person who was an officer or director of the Company on the day immediately prior to July 30, 1996, or (iii) any savings, pension or other benefits plan for the benefit of employees of the Company or any of its subsidiaries, which theretofore did not beneficially own voting securities representing more than 30% of the voting power of all outstanding voting securities of the Company, if such acquisition results in such entity, person or group owning beneficially securities representing more than 30% of the voting power of all outstanding voting securities of the Company. As used herein, "voting power" means ordinary voting power for the election of directors of the Company.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         The Compensation Committee may make such adjustments to the 1996 Stock Plan, to the number and class of shares of available thereunder or to any outstanding awards as it deems appropriate to prevent dilution or enlargement of rights, including adjustment in the event of distributions to holders of common stock other than a normal cash dividend, changes in the outstanding common stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of common stock generally relating to the acquisition of their shares, the Compensation Committee may make such adjustments as it deems equitable in respect of outstanding awards, including, in the Compensation Committee's discretion, revision of outstanding awards, so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. No adjustment shall be made in respect of an Incentive Stock Option if such adjustment would disqualify such option as an Incentive Stock Option under
Section 422 of the Code and the existing regulations thereunder. No adjustment shall be made in the minimum number of shares with respect to which an Option may be exercised at any time. Any fractional shares resulting from such adjustments to any award shall be eliminated.

TERMINATION AND AMENDMENT

         The Board may suspend, terminate, modify or amend the 1996 Stock Plan provided, however, that any amendment that would increase the aggregate number of shares of common stock that may be issued, materially increase the benefits accruing to participants, or materially modify the requirements as to eligibility for participation will be subject to the approval of the Company's shareholders to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, applicable law or any other governing rules or regulations, except that any such increase or modification that may result from adjustments authorized as described in the preceding paragraph does not require such approval. No suspension, termination, modification or amendment of the 1996 Stock Plan may, without the consent of an employee, adversely affect the employee's rights under an award theretofore granted.

FEDERAL INCOME TAX CONSEQUENCES

         Based on current provisions of the Code, and the existing regulations thereunder, certain anticipated Federal income tax consequences with respect to the several types of awards are described below.

Non-Qualified  Stock Options

         There will be no Federal income tax consequences to either the employee or the Company on the grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option using cash only in payment, or upon such exercise of an Incentive Stock Option that does not qualify for the tax treatment described below under "Incentive Stock Options," the employee has taxable ordinary income equal to the excess of the fair market value of the shares of common stock received on the exercise date over the option price of the shares. The employee's aggregate tax basis for the shares of common stock received upon exercise of the Option will be equal to the amount taken into ordinary income by the employee plus the amount of cash paid by the employee upon exercise of the Option. Upon exercise of a Non-Qualified Stock Option using shares of common stock already held by the employee in whole or partial payment, or upon such exercise of an Incentive Stock Option that does not qualify for the tax treatment described below under "Incentive Stock Options," the employee has taxable ordinary income equal to the fair market value of the common stock less the amount of cash, if any, paid by the employee in payment of a portion of the purchase price plus the fair market value of the common stock surrendered as a payment of the purchase price. The employee's aggregate tax basis for any shares of common stock received in addition to the number of shares surrendered upon exercise of the Option will be equal to the amount taken into ordinary income by the employee plus the amount of any cash paid by the employee upon exercise of the Option. (This discussion assumes that the shares surrendered were not previously acquired by exercising an Incentive Stock Option, or if so, were held for the required period; otherwise, gain would be realized upon surrender.) The Company will be entitled to a Federal income tax deduction in an amount equal to the amount taken into income by the employee, and the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount taken into income by the employee. Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an Option, the employee will recognize long-term or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

Incentive Stock Options

         No income is recognized by the employee when an Incentive Stock Option is granted or exercised. If the common stock obtained upon exercise is sold more than one year after exercise and two years after grant, the difference between the option price and the amount realized on the sale is taxable to the employee as a capital gain. The Company is not entitled to a deduction as a result of the grant or exercise of an Incentive Stock Option or the sale of the stock acquired upon exercise if the stock is held by the employee for the requisite periods.

         If, however, the stock acquired upon exercise of an Incentive Stock Option is sold less than one year after exercise or less than two years after grant, an amount equal to the lessor of (i) the difference between the fair market value on the date of exercise and the option price or (ii) the amount realized on the sale is taxable to the employee as ordinary income, and the Company is entitled to a corresponding deduction. The excess of the amount realized on the sale over the fair market value on the date of exercise, if any, is taxable as a capital gain.

         The excess of the fair market value of the stock over the option price on the date of exercise of an Incentive Stock Option is generally included in the employee's alternative minimum taxable income, which, in certain instances, may result in an alternative minimum tax. Liability for the alternative minimum tax is complex and depends upon an individual's overall tax situation.

Exercise of Options with Common Stock

         An employee may, with the consent of the Compensation Committee, be permitted to deliver common stock already owned in payment of the option price. For any shares of common stock so delivered, an amount equal to the fair market value thereof on the date tendered will be credited against the option price.

         In the event common stock is used to pay the option price, gain or loss is not normally recognized in connection with such exchange (although in the case of a Non-Qualified Stock Option, the employee will still have taxable ordinary income equal to the excess of the fair market value of the shares of common stock received upon exercise over the option price of such shares). To the extent that the number of shares of stock received on exercise does not exceed the number of shares surrendered, the employee's basis in these shares is equal to the basis of the stock surrendered and the employee's holding period therefor is the same holding period as for the stock surrendered. To the extent the employee receives an amount of shares in excess of the number of shares surrendered, the employee's basis in such additional shares is zero (plus any cash paid in connection with the exercise) and the holding period for such additional shares will begin from the date of such exchange.

         If common stock acquired upon the exercise of an Incentive Stock Option is delivered in payment of the option price upon the exercise of a second Incentive Stock Option before the common stock was held for the requisite holding periods, then the common stock so delivered will not be accorded tax-free treatment. As a result, the employee generally will be required to recognize ordinary income at the time of delivery equal to the difference between the fair market value of the common stock on the date of exercise of the first Option and the option price of the first Option. If the fair market value of the common stock on the date of delivery is lower than the fair market value on the date of exercise of the first Option, then the ordinary income generally will be measured by the difference between the fair market value of the common stock on the date of delivery and the option price of the first Option.

Rights

         There will be no Federal income tax consequences to either the employee or the Company on the grant of a Right or Limited Right or during the period that the unexercised Right or Limited Right remains outstanding. On the exercise of a Right or Limited Right, the amount that the employee is paid, whether in common stock or cash, is taxable to the employee as ordinary income and the Company is entitled to a corresponding deduction.

Restricted Shares and Units

         An employee will not realize taxable income and the Company will not be entitled to a deduction upon the grant of Restricted Shares, until the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code), at which time the employee will realize taxable ordinary income in an amount equal to the fair market value for such number of shares of common stock at that time, and the Company will be entitled to a deduction in the same amount. However, an employee may make an election to recognize taxable ordinary income in the year the Restricted Shares are awarded in an amount equal to their fair market value at the time of the award, determined without regard to the restrictions and, in that event, the Company will be entitled to a deduction in such year in the same amount.

         An employee receiving Restricted Units will not have taxable income when the Restricted Units or the Dividend Equivalents are credited to the employee's account. The employee will recognize ordinary income equal to the fair market value of the common stock delivered (or the amount of cash paid in lieu of such shares) plus the amount of cash credited to the employee's account as Dividend Equivalents when the shares and/or cash are delivered or paid. The Company will generally be entitled to a deduction for the year in which and to the extent that the employee has ordinary income.

VOTE REQUIRED

         The adoption of the amendment to the 1996 Stock Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on this matter will have the effect of a negative vote; broker non-votes with respect to voting on this matter will have no effect on the outcome of the vote.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE COMPANY'S 1996 STOCK PLAN.


               3. AMENDMENT OF NON-EMPLOYEE DIRECTORS' STOCK PLAN

         The Board of Directors has unanimously adopted and recommends that the shareholders consider and approve an amendment to the Directors' Plan to increase the number of shares of common stock which may be subject to options under the Directors' Plan.

         The purpose of the Directors' Plan is to promote the interests of the Company by attracting and retaining qualified persons who are neither employees nor officers of the Company to serve on the Company's Board of Directors. The Directors' Plan is intended to further align the interests of outside directors with shareholders.

         The Directors' Plan authorizes the issuance of up to 60,000 shares of common stock pursuant to the exercise of options granted under the Directors' Plan. As of March 31, 2000, options to purchase 52,500 shares have been granted and were outstanding under the Directors' Plan. Therefore, only 7,500 shares were available for future grant under the Directors Plan.

         To assure that sufficient shares are available to continue the Directors' Plan and to provide incentives to current directors and attract future directors, the Board of Directors has adopted the amendment to the Directors' Plan. The amendment increases by 70,000 shares, to 130,000 shares, the number of shares of common stock which may be issued pursuant to the exercise of options granted under the Directors' Plan.

ADMINISTRATION

         The Directors' Plan is administered by an administrator appointed by the Board of Directors of the Company. The Administrator has the authority to establish rules and regulations that are necessary to administer the Directors' Plan and to make determinations and take actions in connection with the Directors' Plan that the Administrator deems necessary or advisable.

ELIGIBILITY

         Only Directors who are not otherwise regular employees or officers of the Company are eligible to participate in the Directors' Plan.

OPTIONS GRANTED UNDER THE DIRECTORS' PLAN

         Pursuant to the terms of the Directors' Plan, non-employee directors who were directors at the time of the Company's initial public offering received Non-Qualified Stock Options to purchase 10,000 shares of common stock. Each non-employee director who is subsequently elected to the Board of Directors for the first time will be granted Non-Qualified Stock Options to purchase 5,000 shares of common stock. In addition, each non-employee director receives an annual grant of Non-Qualified Stock Options to purchase 2,500 shares of common stock. All options granted under the Directors' Plan are granted at an exercise price equal to 100% of the fair market value of the common stock on the date of grant, expire ten years from the date of grant, and become exercisable at a rate of 20% per year on the first through fifth anniversaries of the date of grant.

TERMINATION OF DIRECTORSHIP

         If a non-employee director ceases to be a director of the Company for any reason other than death or disability, all options granted under the Director's Plan which are not exercisable on such date will terminate immediately, and any remaining options will terminate if not exercised before 30 days following such termination as a director, but not after the tenth anniversary of the date of grant. If a non-employee director ceases to be a director by reason of death or disability, all options granted under the Director's Plan which are not exercisable on such date will become immediately exercisable, and may be exercised by the non-employee director's representative at any time before the expiration of twelve months following the date of death or disability, but not after the tenth anniversary of the date of grant.

NON-TRANSFERABILITY

         Options granted under the Directors' Plan will not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the non-employee director's lifetime only by the director.

CHANGE IN CONTROL

         All options granted under the Directors' Plan become immediately exercisable in the event of a "change in control" of the Company. For purposes of the Directors' Plan, a "change in control" means (i) approval by the Company's shareholders of a merger in which the Company does not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets, or (ii) any acquisition of voting securities of the Company by any person or group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), but excluding (a) the Company or any of its subsidiaries, (b) any person who was an officer or director of the Company on the day immediately prior to July 30, 1996, or (c) any savings, pension or other benefits plan for the benefit of employees of the Company or any of its subsidiaries, which theretofore did not beneficially own voting securities representing more than 30% of the voting power of all outstanding voting securities of the Company, if such acquisition results in such entity, person or group owning beneficially securities representing more than 30% of the voting power of all outstanding voting securities of the Company. "Voting power" means ordinary voting power for the election of directors of the Company.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the Company's common stock as a result of any stock split, stock dividend, combination or exchange of shares, or any other similar capital adjustment, equitable proportionate adjustments shall automatically be made in the number of shares available for award under the Directors' Plan, the number of shares subject to options granted under the Directors' Plan and the exercise price of options granted under the Directors' Plan.

TERMINATION AND AMENDMENT

         The Board of Directors may suspend, terminate, modify or amend the Directors' Plan provided, however, that any amendment that would increase the aggregate number of shares of common stock that may be issued, materially increase the benefits accruing to non-employee directors, or materially modify the requirements as to eligibility for participation will be subject to the approval of the Company's shareholders to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, applicable law or any other governing rules or regulations, except that any such increase or modification that may result from adjustments authorized as described in the preceding paragraph does not require such approval. If the Directors' Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms.

FEDERAL INCOME TAX CONSEQUENCES

         All options granted under the Directors' Plan are Non-Qualified Stock Options. As a result, based on current provisions of the Code, and the existing regulations thereunder, the anticipated Federal income tax consequences with respect to options granted under the Directors' Plan are as follows:

         There will be no Federal income tax consequences to either the non-employee director or the Company on the grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option using cash only in payment, the non-employee director has taxable ordinary income equal to the excess of the fair market value of the shares of common stock received on the exercise date over the option price of the shares. The non-employee director's aggregate tax basis for the shares of common stock received upon exercise of the option will be equal to the amount taken into ordinary income by the non-employee director plus the amount of cash paid by the non-employee director upon exercise of the option. Upon exercise of a Non-Qualified Stock Option using shares of common stock already held by the non-employee director in whole or partial payment, the non-employee director has taxable ordinary income equal to the fair market value of the common stock less the amount of cash, if any, paid by the non-employee director in payment of a portion of the purchase price plus the fair market value of the common stock surrendered as a payment of the purchase price. The non-employee director's aggregate tax basis for any shares of common stock received in addition to the number of shares surrendered upon exercise of the option will be equal to the amount taken into ordinary income by the non-employee director plus the amount of any cash paid by the non-employee director upon exercise of the option. The Company will be entitled to a Federal income tax deduction in an amount equal to the amount taken into income by the non-employee director and the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount taken into income by the non-employee director. Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an option, the non-employee director will recognize long-term or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

VOTE REQUIRED

         The adoption of the amendment to the Directors' Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on this matter will have the effect of a negative vote; broker non-votes with respect to voting on this matter will have no effect on the outcome of the vote.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE COMPANY'S NON-EMPLOYEE DIRECTORS' STOCK PLAN.


                      4. 2000 EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has unanimously adopted and recommended that the stockholders consider and approve the Company's 2000 Employee Stock Purchase Plan (the "Purchase Plan"), under which an aggregate of 50,000 shares will be reserved for issuance.

         The following constitutes a brief discussion of the material features of the Purchase Plan and is qualified in its entirety by reference to the Purchase Plan, the full text of which is attached hereto as Appendix A and is incorporated herein by reference. All stockholders of the Company are urged to read Appendix A in its entirety.

PURPOSE

         The purpose of the Purchase Plan is to provide employees (including officers) of the Company and subsidiaries designated by the Board of Directors (each a "Designated Subsidiary") with an opportunity to purchase Common Stock of the Company through payroll deductions and to assist the Company in attracting, retaining and motivating valued employees.

ADMINISTRATION

         The Purchase Plan may be administered by the Board of Directors or the Compensation Committee or other committee appointed by the Board of Directors and consisting of at least two directors. All questions of interpretation or application of the Purchase Plan will be determined by the Board of Directors or its committee, and its decisions will be final, conclusive and binding upon all participants.

SHARES SUBJECT TO THE PURCHASE PLAN

         The stock to be offered under the Purchase Plan consists of shares of the Company's common stock. The total number of shares of common stock reserved for issuance under the Purchase Plan is 50,000 shares (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations and the like).

ELIGIBILITY

         Each employee (including officers) of the Company (or a Designated Subsidiary) who has been employed by the Company or a Designated Subsidiary for at least 90 days except for employees who are scheduled to work less than 30 hours per week or less than five months per calendar year, is eligible to participate in an offering under the Purchase Plan, subject to certain limitations imposed by Section 423 of the Code, and subject to limitations on stock ownership as set forth in the Purchase Plan. Eligible employees become participants in the Purchase Plan by filing with the payroll office of the Company an enrollment form authorizing payroll deductions prior to the applicable offering date. As of March 31, 2000, there were approximately 207 employees eligible to participate in the Purchase Plan.

PARTICIPATION IN AN OFFERING

         Each offering of Common Stock under the Purchase Plan extends for a period of six months ("Offering Period"), unless the participant withdraws or terminates employment earlier. The Board of Directors or its committee may change the length of Offering Periods without shareholder approval. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions must be at least 1%, and may not exceed 10% of a participant's regular salary, base gross earnings and payments for overtime. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employee's employment terminates.

GRANT OF PURCHASE RIGHT

         At the beginning of each Offering Period, each participant is automatically granted a purchase right to purchase shares of the Company's common stock. The purchase right is exercised at the end of each Offering Period to the extent of the payroll deductions accumulated during such Offering Period.

PURCHASE PRICE

         Shares of Common Stock may be purchased under the Purchase Plan at a price equal to 85% of the lesser of the fair market value of the Common Stock on
(i) the first day of the Offering Period or (ii) the last day of the Offering Period. The fair market value of the common stock on any relevant date will be equal to (i) the closing sale price of the common stock for the last trading day prior to the relevant date as quoted on the principal national securities exchange or national market system, including the Nasdaq National Market, or
(ii) the average of the closing bid and asking price of the common stock on the last trading day prior to the relevant date if the common stock is quoted on Nasdaq (but not the Nasdaq National Market) or is regularly quoted by a recognized securities dealer, each as reported in The Wall Street Journal. The last sale price for the Company's common stock as reported by the Nasdaq National Market on April 5, 2000 was $9 3/8.

SHARES PURCHASED

         The number of shares of common stock a participant purchases in an Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Offering Period by the purchase price determined as described above. Any payroll deductions not applied to the purchase of shares will generally be applied to the purchase of shares in subsequent Offering Periods. In addition to the limitation on the maximum payroll deduction, the purchase right granted to the participant may not give a participant the right to purchase shares under the Purchase Plan at a rate per calendar year in excess of $25,000 (based on the market price on the first day of an Offering Period).

TERMINATION OF EMPLOYMENT

         Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous scheduled employ of the Company or a Designated Subsidiary for at least 30 hours per week (or five months per year) during the applicable Offering Period, cancels his or her purchase right and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

WITHDRAWAL

         A participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular Offering Period, that participant may not participate again in the same Offering Period.

CHANGES IN CAPITAL

         In the event any change is made in the Company's capitalization during an Offering Period, such as a stock split, stock combination or stock dividend, which results in an increase or decrease in the number of shares of common stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the purchase price and in the number of shares subject to purchase rights under the Purchase Plan.

AMENDMENT AND TERMINATION OF PLAN

         The Board of Directors may at any time and for any reason terminate or amend the Purchase Plan, except that without the approval of the stockholders of the Company, the Board of Directors may not (i) increase the number of shares of common stock available for sale under the Purchase Plan or (ii) materially modify the eligibility for participation in the Purchase Plan. Termination of the Purchase Plan shall not affect purchase rights previously granted, except in the case of an acquisition of the Company.

FEDERAL INCOME TAX CONSEQUENCES

         The Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the Offering Period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holdings periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration periods described above.

         Because the tax consequences to a participant may vary depending upon the participant's individual situation, and because such tax consequences are subject to change due to changes in tax laws or regulations, each participant should consult his or her personal tax advisor regarding the federal, and any state, local or foreign, tax consequences to the participant.

VOTE REQUIRED

         The approval of the Purchase Plan will require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on this matter will have the effect of a negative vote; broker non-votes with respect to voting on this matter will have no effect on the outcome of the vote.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN.


          5. RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                        INDEPENDENT ACCOUNTANTS FOR 2000

         The Board of Directors has selected PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of the Company for the 2000 fiscal year. This selection is being presented to the shareholders for ratification at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since the Company's formation.

         A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED

         The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for 2000 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on this matter will have the effect of a negative vote; broker non-votes with respect to voting on this matter will have no effect on the outcome of the vote.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR 2000.

                SECURITY HOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Shareholder proposals for inclusion in next year's proxy materials must be received by the Secretary of the Company on or before December 14, 2000. Shareholder proposals submitted to be considered at the 2000 Annual Meeting without inclusion in next year's proxy materials must be received by the Company no later than February 27, 2001. If the Company is not notified of a shareholder proposal by February 27, 2001, then proxies held by management of the Company may provide the discretion to vote against such shareholder proposal, even though such proposal is not discussed in the Proxy Statement. Proposals should be addressed to TransAct Technologies Incorporated, 7 Laser Lane, Wallingford, Connecticut 06492, Attention: Corporate Secretary. Shareholders may nominate candidates for election to the Board of Directors if the proper nomination procedure specified in the Company's By-Laws are followed. All nominations by shareholders must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 nor more than 60 days prior to the meeting at which election of directors will take place. The notice must set forth in writing (i) for each person proposed to be nominated, all information relating to each such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act, including such person's written consent to be named in the proxy and to serving as a director, and (ii) for the shareholder giving notice, the
(x) name and address of such shareholder as they appear on the Company's books and (y) the class and number of shares of the Company beneficially owned by such shareholder.

                                  ANNUAL REPORT

         A COPY OF THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST. REQUESTS SHOULD BE ADDRESSED TO: TRANSACT TECHNOLOGIES INCORPORATED, SHAREHOLDER RELATIONS DEPARTMENT, 7 LASER LANE, WALLINGFORD, CONNECTICUT 06492.

                                     GENERAL

         The accompanying proxy will be voted as specified thereon. Unless otherwise specified, proxies will be voted for the director nominated by the Board of Directors and for ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for 2000. The Board of Directors is not aware of any matter which is to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of the shareholders arise, the proxies confer upon the persons named in the accompanying proxy the authority to vote in respect of any such other matter in accordance with the recommendation of the Board of Directors.

         A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to the Company, as follows:
TransAct Technologies Incorporated, 7 Laser Lane, Wallingford, Connecticut 06492, Attention: Corporate Secretary. A proxy appointment will not be revoked by death or supervening incapacity of the shareholder executing the proxy unless, before the shares are voted, notice of such death or incapacity is filed with the Company's Corporate Secretary or other person responsible for tabulating votes on behalf of the Company.

         The cost of preparing, assembling and mailing this proxy material will be borne by the Company. The Company may solicit proxies otherwise than by use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company will also request persons, firms and corporations holding shares in their names, or owned by others, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

         SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED.

                                                                  April 13, 2000

                                                                      APPENDIX A


                       TRANSACT TECHNOLOGIES INCORPORATED

                        2000 EMPLOYEE STOCK PURCHASE PLAN


The following constitute the provisions of the 2000 Employee Stock Purchase Plan of TransAct Technologies Incorporated.

1.       Purpose of the Plan

                  The purpose of the Plan is to provide eligible employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.       Definitions

                  2.1 "Administrator" shall mean the Board or a compensation committee or other committee consisting of two or more Board members appointed by the Board to administer the Plan.

                  2.2 "Board" shall mean the Board of Directors of the Company.

                  2.3 "Plan" shall mean this 2000 Employee Stock Purchase Plan.

                  2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended or as it may be amended from time to time.

                  2.5 "Common Stock" shall mean the common stock of the Company.

                  2.6 "Company" shall mean TransAct Technologies Incorporated and any Subsidiary of the Company.

                  2.7 "Compensation" shall mean all base gross earnings and overtime earnings, excluding payments for commissions, incentive compensation, bonuses and any other special payments.

                  2.8 Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  2.9 "Employee" shall mean any person who is customarily employed on a full-time or part-time basis by the Company and (i) is regularly scheduled to work more than 30 hours per week, (ii) is regularly scheduled to work more than five (5) months in any calendar year and (iii) has completed 90 days of continuous employment with the Company prior to a given Enrollment Date. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                  2.10 "Enrollment Date" shall mean the first day of each Offering Period.

                  2.11 "Exercise Date" shall mean the last day of each Offering Period.

                  2.12 "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                       (i) If the Common Stock is listed on any established
                  stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common, as quoted on such exchange or system for the last Trading Day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

                       (ii) If the Common Stock is quoted on the NASDAQ system
                  (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and ask prices for the Common Stock for the last Trading Day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

                       (iii) In the absence of an established market for the
                  Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  2.13 "Offering Period" shall have the meaning set forth in
         Section 4 of this Plan.

                  2.14 "Participant" shall mean an Employee who has met the eligibility requirements of Section 3 and who has elected to participate pursuant to an election under Section 5(a).

                  2.15 "Plan" shall mean this 2000 Employee Stock Purchase Plan.

                  2.16 "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  2.17 "Reserved Shares" shall mean the number of shares of Common Stock covered by each purchase right under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under a purchase right.

                  2.18 "Subsidiary" shall mean a corporation, domestic or foreign, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary which would be a "subsidiary corporation" of the company as such term is defined in section 424(f) of the Code or any successor provision thereto.

                  2.19 "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

3.       Eligibility

                  3.1 Any employee (as defined in Section 2.8), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  3.2 Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted a purchase right under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding purchase rights to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such purchase right is granted) for each calendar year in which such purchase right is outstanding at any time. If an Employee's payroll deductions during an Offering Period exceed the purchase price for the maximum number of shares of Common Stock that may be purchased under a purchase right outstanding in any calendar year, the excess shall be retained in such Employee's account and applied in the next Offering Period.

4.       Offering Periods

                  The Plan shall be implemented by consecutive six-month periods ("Offering Periods") with a new Offering Period commencing on the first Trading Day on or after June 1 and December 1 each year, or on such other date as the Administrator shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.       Participation

                  5.1 An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Human Resources Department at least ten (10) business days prior to the applicable Enrollment Date.

                  5.2 Payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in
         Section 10 hereof.

                  5.3 A Participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in
         Section 10 hereof or modified as provided in Section 6 hereof.

6.       Payroll Deductions

                  6.1 At the time a Participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in a amount, in whole percentages, not less than one percent (1%) and not exceeding five percent (5%) of the Compensation which he or she receives on each pay day during the Offering Period.

                  6.2 All payroll deductions made for a Participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

                  6.3 A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof. A Participant may increase or decrease the rate of his or her payroll deductions only on the Enrollment Date by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate.

                  6.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a Participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in any and all prior Offering Periods which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $25,000. Payroll deductions shall recommence at the rate provided in such

         Participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10 hereof.

                  6.5 At the time the purchase right is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the purchase right or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.       Grant of Purchase Right

                  On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted a purchase right to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price, provided that such purchase shall be subject to the limitations set forth in Sections 3.2 and 12 hereof. Exercise of the purchase right shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

8.       Exercise of Purchase Right

                  Unless a Participant withdraws from the Plan as provided in
         Section 10 hereof, his or her purchase right for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to his or her purchase right shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased. Any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the Participant. During a Participant's lifetime, a Participant's purchase right to purchase shares hereunder is exercisable only by him or her.

9.       Delivery

                  As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her purchase right.

10.      Withdrawal

                  10.1 A Participant may withdraw all, but not less than all, the payroll deductions credited to his or her account and not yet used to exercise his or her purchase right under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such Participant's purchase right for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new subscription agreement.

                  10.2 Upon a Participant's ceasing to be an Employee (as defined in Section 2.8 hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's account during the Offering Period but not yet used to exercise the purchase right will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's purchase right will be automatically terminated.

                  10.3 A Participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

11.      Interest

         No interest shall accrue on the payroll deductions of a Participant in the Plan.

12.      Stock

                  12.1 The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 50,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which purchase rights are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase.

                  12.2 The Participant will have no interest or voting right in shares covered by his or her purchase right until such purchase right has been exercised.

                  12.3 Shares to be delivered to a participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

13.      Administration

                  13.1 The Plan shall be administered by the Administrator. The Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

                  13.2 Notwithstanding the provisions of Subsection (a) of this
         Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16(b)") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to person who is not a "non-employee director" as that term is used in Rule 16b-3.

14.      Designation of Beneficiary

                  14.1 A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the purchase right is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the purchase right. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  14.2 Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.      Transferability

                  Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of a purchase right or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16.      Use of Funds

                  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17.      Reports

                  Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Employees at lease annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.      Adjustments Upon Changes in Capitalization

                  18.1 Subject to any required action by the stockholders of the Company, the Reserved Shares as well as the price per share of Common Stock covered by each purchase right under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or priced of shares of Common Stock subject to a purchase right.

                  18.2. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                  18.3 In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each purchase right under the Plan shall be assumed or an equivalent purchase right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from Participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at lease ten (10) business days prior to the New Exercise Date and that his or her purchase right will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, a purchase right granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the purchase right confers the right to purchase, for each share of purchase right stock subject to the purchase right immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock), provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the purchase right to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock and the sale of assets or merger.

                  The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserved Shares, as well as the price per share of Common Stock covered by each outstanding purchase right, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.      Amendment or Termination

                  19.1 The Board may at any time and for any reason terminate or amend the Plan, except that without the approval of the stockholders of the Company, the Board may not (i) increase the number of shares available for sale under the Plan (except for permissible adjustments provided in the Plan), or (ii) materially modify the requirements as to eligibility for participation in the Plan. Except as provided in
         Section 18 hereof, no such termination can affect purchase rights previously granted. Except as provided in Section 18 hereof, no amendment may make any change in any purchase right theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

                  19.2 Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board or the Administrator shall be entitled to change the Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing or properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board or the Administrator determines in its sole discretion advisable which are consistent with the Plan.

20.      Notices

                  All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.      Conditions Upon Issuance of Shares

                  Shares shall not be issued with respect to a purchase right unless the exercise of such purchase right and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of a purchase right, the Company may require the person exercising such purchase right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.      Effective Date and Term of Plan

                  22.1 The Plan shall become effective on June 1, 2000, upon the adoption and approval by the Board, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Company on or before May 15, 2000 and (ii) the Company shall have complied with all applicable requirements of the Securities Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial Offering Periods hereunder shall be refunded.

                  22.2 Unless sooner terminated by the Board, the Plan shall terminate upon the earlier of (i) May 31, 2005, or (ii) the date on which all shares available for issuance under the Plan have been sold pursuant to purchase rights exercised under the Plan. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

23.      General Provisions

                  23.1 All costs and expenses incurred in the administration of the Plan shall be paid by the Company

                  23.2 Nothing in the Plan shall confer upon the Participant any right to continue in the employment of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

                  23.3 The provisions of the Plan shall be governed by the laws of the State of Delaware, without resort to that state's conflict-of-laws rules.

                     TRANSACT TECHNOLOGIES INCORPORATED
                  PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, MAY 11, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      TRANSACT TECHNOLOGIES INCORPORATED

     The undersigned shareholder of TransAct Technologies Incorporated (the "Company"), does hereby nominate, constitute and appoint Thomas R. Schwarz and Bart C. Shuldman, or either of them, with full power to act alone, my true and lawful attorney with full power of substitution, for me and in my name, place and stead to vote all of the shares of Common Stock of the Company standing in my name on its books on March 31, 2000, at the Annual Meeting of its shareholders to be held at The Ramada Plaza Hotel, 275 Research Parkway, Meriden, CT 06450 on Thursday, May 11, 2000 at 10:00 a.m., or at any adjournment thereof, with all powers the undersigned would possess if personally present as follows:

                         (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE SIGN, DATE AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                       TRANSACT TECHNOLOGIES INCORPORATED

                                  MAY 11, 2000

[DOWN                                                                   [DOWN
ARROW            Please Detach and Mail in the Envelope Provided        ARROW
GRAPHIC]                                                                GRAPHIC]

       PLEASE MARK YOUR
A  [X] VOTES AS IN THIS
       EXAMPLE.



                     FOR       WITHHOLD
                   NOMINEE   FOR NOMINEE                                                                       FOR  AGAINST ABSTAIN
  1. ELECTION OF     [ ]          [ ]     Nominee: Charles A. Dill   2. APPROVAL of amendment to Company's     [ ]    [ ]     [ ]
     DIRECTOR.                                                          1996 Stock Plan to increase the number
                                                                        of shares of Common Stock subject
                                                                        thereto.

                                                                     3. APPROVAL of amendment to Company's      [ ]    [ ]     [ ]
                                                                        Non-Employee Directors' Stock Plan to
                                                                        increase the number of shares of Common
                                                                        Stock subject thereto.

                                                                     4. APPROVAL of Company's 2000 Employee     [ ]    [ ]     [ ]
                                                                        Stock Purchase Plan.

                                                                     5. RATIFICATION of selection of            [ ]    [ ]     [ ]
                                                                        PricewaterhouseCoopers LLP as
                                                                        independent accountants for 2000.

                                                                     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED ON BEHALF OF
                                                                     THE UNDERSIGNED AS DIRECTED HEREIN BY THE UNDERSIGNED
                                                                     SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                                                                     FOR PROPOSALS 1, 2, 3, 4 AND 5.

                                                                     PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD
                                                                     USING THE ENCLOSED POSTAGE PAID ENVELOPE.

SIGNATURE                                    DATE                    SIGNATURE                               DATE
          -------------------------------         ---------------              ----------------------------       ------------------
                                                                                (SIGNATURE IF HELD JOINTLY)

NOTE: Please sign exactly as name appears on the mailing label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, please sign the full corporate name by president or other authorized officer. If signing on behalf of a partnership, please sign the partnership name by authorized person.